                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): April 16, 2002



                          INDEPENDENT BANK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Michigan
--------------------------------------------------------------------------------
            (State or Jurisdiction of Incorporation or Organization)

           0-7818                                         38-2032782
---------------------------------           ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


                   230 West Main Street, Ionia, Michigan 48846
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (616) 527-9450
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
--------------------------------------------------------------------------------
      Former name, address and fiscal year, if changed since last report.

Item 1.           Changes in Control of Registrant
                    Not Applicable

Item 2.           Acquisition or Disposition of Assets
                    Not Applicable

Item 3.           Bankruptcy or Receivership
                    Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                    Not Applicable

Item 5.           Other Events
                    Not Applicable

Item 6.           Resignations of Registrant's Directors
                    Not Applicable

Item 7.           Financial Statements and Exhibits
                    Not Applicable

Item 8.           Change in Fiscal Year
                    Not Applicable

Item 9.           Regulation FD Disclosure
                    The information attached at Exhibit A is supplemental data to the Registrant's press release dated April 16, 2002 regarding its earnings during the quarter ended March 31, 2002.

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Financial Condition

                                                                                      March 31,       December 31,
                                                                                        2002              2001
                                                                                  ----------------  ----------------
                                                                                               (unaudited)
                                                                                  ----------------------------------
Assets                                                                                       (in thousands)
Cash and due from banks                                                            $      47,663    $       50,525
Securities available for sale                                                            349,156           290,303
Federal Home Loan Bank stock, at cost                                                     21,521            21,266
Loans held for sale                                                                       27,822            77,220
Loans
  Commercial                                                                             491,194           482,046
  Real estate mortgage                                                                   629,486           661,462
  Installment                                                                            236,749           241,176
                                                                                    -------------    --------------
                                                                       Total Loans     1,357,429         1,384,684
  Allowance for loan losses                                                              (16,804)          (16,167)
                                                                                    -------------    --------------
                                                                         Net Loans     1,340,625         1,368,517
Property and equipment, net                                                               36,325            35,944
Accrued income and other assets                                                           49,808            44,682
                                                                                    -------------    --------------
                                                                      Total Assets $   1,872,920    $    1,888,457
                                                                                    =============    ==============
Liabilities and Shareholders' Equity
Deposits
  Non-interest bearing                                                             $     149,974    $      160,598
  Savings and NOW                                                                        635,268           601,949
  Time                                                                                   680,210           624,820
                                                                                    -------------    --------------
                                                                    Total Deposits     1,465,452         1,387,367
Federal funds purchased                                                                   19,300            35,100
Other borrowings                                                                         206,207           288,010
Guaranteed preferred beneficial interests in Company's subordinated
  debentures                                                                              17,250            17,250
Accrued expenses and other liabilities                                                    31,535            28,827
                                                                                    -------------    --------------
                                                                 Total Liabilities     1,739,744         1,756,554
                                                                                    -------------    --------------
Shareholders' Equity
  Preferred stock, no par value--200,000 shares authorized; none outstanding
  Common stock, $1.00 par value--30,000,000 shares authorized;
    issued and outstanding:  11,733,088 shares at March 31, 2002
    and 11,864,876 shares at December 31, 2001                                            11,733            11,865
  Capital surplus                                                                         77,536            82,512
  Retained earnings                                                                       44,350            39,355
  Accumulated other comprehensive income                                                    (443)           (1,829)
                                                                                    -------------    --------------
                                                        Total Shareholders' Equity       133,176           131,903
                                                                                    -------------    --------------
                                        Total Liabilities and Shareholders' Equity $   1,872,920    $    1,888,457
                                                                                    =============    ==============

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations

                                                                                     Three Months Ended
                                                                                         March 31,
                                                                                     2002         2001
                                                                                  -----------  ------------
                                                                                        (unaudited)
                                                                                  -------------------------
                                                                                        (in thousands,
Interest Income                                                                   except per share amounts)
  Interest and fees on loans                                                      $    27,054  $     30,164
  Securities available for sale
    Taxable                                                                             2,711         2,272
    Tax-exempt                                                                          1,643         1,403
  Other investments                                                                       313           389
                                                                                   -----------  ------------
                                                          Total Interest Income        31,721        34,228
                                                                                   -----------  ------------
Interest Expense
  Deposits                                                                              8,626        12,931
  Other borrowings                                                                      3,628         4,185
                                                                                   -----------  ------------
                                                         Total Interest Expense        12,254        17,116
                                                                                   -----------  ------------
                                                            Net Interest Income        19,467        17,112
Provision for loan losses                                                                 927           633
                                                                                   -----------  ------------
                            Net Interest Income After Provision for Loan Losses        18,540        16,479
                                                                                   -----------  ------------
Non-interest Income
  Service charges on deposit accounts                                                   2,712         1,818
  Net gains (losses) on asset sales
    Real estate mortgage loans                                                          1,806           995
    Securities                                                                            (34)           35
  Other income                                                                          2,641         2,158
                                                                                   -----------  ------------
                                                      Total Non-interest Income         7,125         5,006
                                                                                   -----------  ------------
Non-interest Expense
  Salaries and employee benefits                                                        8,788         7,652
  Occupancy, net                                                                        1,306         1,290
  Furniture and fixtures                                                                1,106         1,058
  Other expenses                                                                        4,542         4,099
                                                                                   -----------  ------------
                                                     Total Non-interest Expense        15,742        14,099
                                                                                   -----------  ------------
                                               Income Before Federal Income Tax         9,923         7,386
Federal income tax expense                                                              2,814         2,093
                                                                                   -----------  ------------
     Net Income Before Cumulative Effect of Change in Accounting Principle              7,109         5,293
Cumulative effect of change in accounting principle, net of tax                                         (35)
                                                                                   -----------  ------------
                                                                     Net Income   $     7,109  $      5,258
                                                                                   ===========  ============
Net Income Per Share Before Cumulative
  Effect of Change in Accounting Principle
  Basic                                                                           $       .60  $        .44
  Diluted                                                                                 .59           .43
Net Income Per Share
  Basic                                                                           $       .60  $        .43
  Diluted                                                                                 .59           .43
Dividends Per Common Share
  Declared                                                                        $       .18  $        .15
  Paid                                                                                    .18           .14

NON-PERFORMING ASSETS

                                                         March 31,           December 31,
                                                           2002                 2001
                                                     -----------------    -----------------
                                                              (dollars in thousands)
Non-accrual loans                                              $8,715               $5,990
Loans 90 days or more past due and
  still accruing interest                                       3,462                2,771
Restructured loans                                                284                  285
                                                     -----------------    -----------------
                          Total non-performing loans           12,461                9,046
Other real estate                                               1,818                1,610
                                                     -----------------    -----------------
                         Total non-performing assets          $14,279              $10,656
                                                     =================    =================
As a percent of Portfolio Loans
     Non-performing loans                                   0.92 %               0.65 %
     Non-performing assets                                  1.05                 0.77
     Allowance for loan losses                              1.24                 1.17
   Allowance for loan losses as a percent of
     non-performing loans                                    135                  179


ALLOWANCE FOR LOAN LOSSES

                                                               Three months ended
                                                                       March 31,
                                                             2002               2001
                                                        ----------------    --------------
                                                                   (in thousands)
Balance at beginning of period                                  $16,167           $13,982
Additions (deduction)
  Provision charged to operating expense                            927               633
  Recoveries credited to allowance                                  203               156
  Loans charged against the allowance                             (493)             (449)
                                                        ----------------    --------------
Balance at end of period                                        $16,804           $14,322
                                                        ================    ==============

Net loans charged against the allowance to
  average Portfolio Loans (annualized)                            0.08%             0.08%


                                                    March 31, 2002                     December 31, 2001
                                            --------------------------------   ----------------------------------
                                                        Average                            Average
                                              Amount    Maturity    Rate         Amount    Maturity     Rate
                                              ------    --------    ----         ------    --------     ----
                                                                (dollars in thousands)
Brokered CDs (1)                              $218,556  2.1 years   3.44%        $163,315  1.7 years     3.83%
Fixed-rate FHLB advances (1)                    81,049  6.7 years   5.01          129,084  4.1 years     4.08
Variable-rate FHLB advances (1)                 20,000  0.4 years   1.95           93,000  0.4 years     1.83
Securities sold under agreements to
  Repurchase (1)                                88,882  0.1 years   1.83           54,963  0.2 years     1.94
Federal Funds purchased                         19,300    1 day     1.91           35,100    1 day       1.86
                                            --------------------------------   ----------------------------------
     Total                                    $427,787  2.4 years   3.27%        $475,462  1.8 years     3.15%
                                            ================================   ==================================

(1) Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

CAPITALIZATION

                                                             March 31,       December 31,
                                                               2002               2001
                                                            -----------------------------
                                                                      (in thousands)
Unsecured debt                                              $  10,500           $  10,500
                                                            ---------           ---------

Preferred Securities                                           17,250              17,250
                                                            ---------           ---------
Shareholders' Equity
  Preferred stock, no par value
  Common Stock, par value $1.00 per share                      11,733              11,865
  Capital surplus                                              77,536              82,512
  Retained earnings                                            44,350              39,355
  Accumulated other comprehensive income                         (443)             (1,829)
                                                            ---------           ---------
          Total shareholders' equity                          133,176             131,903
                                                            ---------           ---------
          Total capitalization                              $ 160,926           $ 159,653
                                                            =========           =========


NET INTEREST INCOME AND SELECTED RATIOS

                                                            Three months
                                                           ended March 31,
                                                          2002          2001
                                                    --------------  ------------
Average earning assets (in thousands)                $1,753,560     $1,659,363
Tax equivalent net interest income                       20,498         18,016

As a percent of average earning assets
    Tax equivalent interest income                        7.53 %          8.53 %
    Interest expense                                      2.83            4.18
    Tax equivalent net interest income                    4.70            4.35

Average earning assets as a
  percent of average assets                              94.44 %         94.05 %

Free-funds ratio                                         11.48 %         10.52 %



NON-INTEREST INCOME

                                                      Three months ended
                                                           March 31,
                                                      2002          2001
                                                   ----------    ----------
                                                        (in thousands)
Service charges on deposit accounts                   $2,712        $1,818
Net gains (losses) on asset sales
  Real estate mortgage loans                           1,806           995
  Securities                                             (34)           35
Manufactured home loan origination fees
  and commissions                                        444           353
Title insurance fees                                     623           286
Real estate mortgage loan servicing fees                 295           391
Mutual fund and annuity commissions                      229           172
Other                                                  1,050           956
                                                   ----------    ----------
      Total non-interest income                       $7,125        $5,006
                                                   ==========    ==========

                                                                         Three months ended
                                                                             March 31,
                                                                       2002           2001
                                                                   -----------------------------
                                                                           (in thousands)
Real estate mortgage loans originated                                   $140,720       $115,971
Real estate mortgage loan sales                                          147,312         66,514
Real estate mortgage loans with servicing rights released                 12,337         57,919
Net gains on the sale of real estate mortgage loans                        1,806            995
Net gains as a percent of real estate mortgage loans sold                   1.23%          1.50%



NON-INTEREST EXPENSE

                                                 Three months ended
                                                     March 31,
                                               2002              2001
                                          ---------------   ---------------
                                                     (in thousands)
Salaries                                         $ 5,818           $ 5,486
Performance-based compensation
  and benefits                                     1,190               809
Other benefits                                     1,780             1,357
                                          ---------------   ---------------
  Salaries and benefits                            8,788             7,652
Occupancy, net                                     1,306             1,290
Furniture and fixtures                             1,106             1,058
Data processing                                      713               554
Loan and collection                                  505               465
Advertising                                          612               501
Communications                                       646               588
Supplies                                             333               369
Amortization of intangible assets                    246               427
Other                                              1,487             1,195
                                          ---------------   ---------------
      Total non-interest expense                 $15,742           $14,099
                                          ===============   ===============


AVERAGE BALANCE SHEET (IN THOUSANDS)

                                                       Three months ended
                                                           March 31,
                                                              2002
                                                    -----------------------
Loans and loans held for sale                                   $1,417,375
Other interest bearing assets                                      336,185
                                                    -----------------------
  Total interest earning assets                                  1,753,560
Non interest earning assets                                        103,690
                                                    -----------------------
  Total assets                                                  $1,857,250
                                                    =======================

Deposits                                                        $1,082,453
Brokered CD's                                                      181,413
Other borrowings                                                   288,388
                                                    -----------------------
  Interest bearing liabilities                                   1,552,254

Demand deposits                                                    142,863
Other liabilities                                                   27,058
Shareholders' equity                                               135,075
                                                    -----------------------
  Total liabilities and Shareholders' equity                    $1,857,250
                                                    =======================






2001 RECLASSIFIED QUARTERLY NET INTEREST INCOME AND NON-INTEREST EXPENSE

                                                                  Three Months Ended
                                          March 31,           June 30,          September 30,       December 31,
                                      -----------------   -----------------   -----------------   -----------------
                                                                  (dollars in thousands)
Interest on fees and loans (1)                 $30,164             $29,423             $29,734             $28,414
Other interest income                            4,064               3,903               4,314               4,486
                                      -----------------   -----------------   -----------------   -----------------
  Total Interest Income                         34,228              33,326              34,048              32,900
Interest expense                                17,116              16,216              15,608              13,520
                                      -----------------   -----------------   -----------------   -----------------
  Net Interest Income (1)                      $17,112             $17,110             $18,440             $19,380
                                      =================   =================   =================   =================

Net interest income as a percent
  of average earning assets (1)                   4.35 %              4.33 %              4.46 %              4.63 %
                                      =================   =================   =================   =================

Non-interest expense (1)                       $14,099             $14,968             $15,606             $16,996
                                      =================   =================   =================   =================

Reclassification (1)                            $1,024              $2,079              $1,872              $1,882
                                      =================   =================   =================   =================

(1) Reflects reclassification of loan origination fees and direct loan origination costs pursuant to SFAS #91. The amounts were reclassified between interest and fees on loans and non-interest expenses.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date       April 16, 2002            By            s/Robert N. Shuster
    ----------------------------       -----------------------------------------
                                          Robert N. Shuster, Principal Financial
                                                        Officer

Date       April 16, 2002            By            s/James J. Twarozynski
    --------------------------         -----------------------------------------
                                          James J. Twarozynski, Principal
                                                   Accounting Officer